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                                                                   EXHIBIT 10.26


                         REGISTRATION RIGHTS AGREEMENT

       This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of December 10, 1996, by and between Falcon Drilling Company, Inc., a Delaware corporation (the "Company") and KS Deepsea Drillships, a Norwegian Limited Partnership ("Drillships").

                              W I T N E S S E T H

       WHEREAS, the Company and Drillships have entered into a Memorandum of Agreement dated November 6, 1996 (as amended, the "Purchase Agreement") providing for the sale by Drillships or its guaranteed nominee and the purchase by the Company or its guaranteed nominee of two Bahamas flag drillships described therein, a portion of the purchase price of which consists of shares of the Common Stock of the Company;

       WHEREAS, to induce Drillships to enter into the Purchase Agreement and as a condition precedent to the Closing thereunder (as such term is defined therein), the Company has agreed to grant certain registration rights, from time to time, with respect to the Registrable Securities (as hereinafter defined) in accordance with the terms and conditions set forth herein.

       NOW, THEREFORE, the parties hereto hereby agree as follows:

       1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

       "Agreement" shall have the meaning set forth in the initial paragraph hereof, and as the same may be amended or modified from time to time in accordance with the provisions hereof.

       "Closing Date" shall have the meaning set forth in the Purchase
Agreement.

       "Commission" shall mean the Securities and Exchange Commission (or any successor body thereto).

       "Common Stock" shall mean the common stock, par value $.01 per share, of the Company which is not registered under the Securities Act, in the amount specified in the Purchase Agreement.

       "Demand Registration" shall have the meaning set forth in Section 3(a), hereto

       "Holder" shall have the meaning set forth in Section 4(a).

       "Holder's Counsel" shall have the meaning set forth in Section 6(a)(i).

       "NASD" shall mean the National Association of Securities Dealers, Inc.

       "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
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       "Purchase Agreement" shall have the meaning set forth in the second paragraph of this Agreement.

       "Registrable Securities" shall mean the Common Stock of the Company constituting Registrable Securities as provided in Section 2 of this Agreement.

       "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with the registration rights granted hereunder, including, without limitation, all registration, filing, listing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and expenses of the Company's independent public accountants, including fees and expenses associated with any special audits or "cold comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers and sellers of securities provided, however, that "Registration Expenses" shall not include fees and expenses of counsel to any holder of Registrable Securities nor shall it include underwriting discounts, commissions and transfer taxes, if any.

       "Securities Act" shall mean the Securities Act of 1933, as amended.

       2.     Securities Subject to this Agreement; Representations and
Warranties

       (a) The securities entitled to the benefit of this Agreement are the shares of Common Stock of the Company issued to Drillships pursuant to the Purchase Agreement. The term "Registrable Securities" shall include the foregoing securities and shall also include any securities issued as a dividend or distribution or pursuant to a recapitalization, reorganization, consolidation or merger on account of Registrable Securities, and includes any shares of Common Stock received by Drillships by way of sub division of the outstanding shares of Common Stock into a greater number of shares (by reclassification, stock split or otherwise). Certificates representing Registrable Securities shall contain the following legend on the face thereof:

              The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities), or
              (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel of the Company, that an exemption from registration under the Act is available.

The foregoing legend shall remain on the face of such certificates until the Common Stock represented thereby has been registered with the Commission or until counsel to the Company has determined that such legend may be removed in accordance with applicable provisions of the Securities Act and the rules and regulations promulgated thereunder.

       (b) A Registrable Security shall cease to be a Registrable Security when: (i) such security has been effectively registered under the Securities Act and has been disposed of pursuant to a registration





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statement (which shall not include the sale of Registrable Securities to
Drillships pursuant to the Purchase Agreement); (ii) such security is sold pursuant to Rule 144 under the Securities Act (or similar provision); (iii) such security has been otherwise transferred and (A) the Company delivers a new certificate for such security which does not bear a registration legend and (B) Holder's counsel is of the reasonable opinion that subsequent disposition of such security into the public market does not require registration under the Securities Act; or (iv) such security has ceased to be outstanding.

       (c) The Company represents and warrants, as follow:

       (i) The Company is a corporation organized, validly existing and in good standing under the laws of Delaware.

       (ii) The Company has duly authorized and approved by all requisite corporate action this Agreement, and the Company has all requisite corporate power and authority to enter into, execute and deliver this Agreement and perform its obligations hereunder.

       (iii) This Agreement has been duly executed and delivered by the Company and is a valid and binding obligation of it enforceable against it in accordance with its terms except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and general equitable principals.

       (iv) The Registrable Securities have been duly and validity authorized and issued, fully paid and non-assessable and will not subject the Holder thereof to any liability solely by reason of being such Holder. The Registrable Securities are free and clear of all liens, encumbrances, restrictions and claims of every kind. The Company has full legal right, power and authority to sell, assign, transfer and convey the Registrable Securities so owned and to deliver such Registrable Securities, and the Company can and will deliver good and marketable title to such Registrable Securities.

       (v) The Company is not subject to any charter, by-law, mortgage, lien, lease, agreement, instrument, order, law, rule, regulation, judgment or decree, or any other restriction of any kind or character, which would prevent consummation of the transactions contemplated by this Agreement.

       (d) Drillships shall be provided with an opinion of counsel dated the date hereof, in form and substance reasonably satisfactory to Drillships, covering the matters set forth in Section 2(c) hereof, and such other matters as it may reasonably request.

       3.     Demand Registration.

       (a) At any time on and after March 1, 1997, any Holder or Holders of 50% or more of Registrable Securities may make a written request (specifying the intended method of disposition) that the Company effect the registration of Registrable Securities under the Securities Act (such registration upon such request, a "Demand Registration"), provided that such request shall relate to an amount of Registrable Securities at least equal to 25% of the total amount of Registrable Securities.

       (b) Within ten days after receipt of a request for the Demand Registration, the Company shall give written notice (the "Notice") of such request to all other Holders and shall include in such registration (except as otherwise provided herein) all Registrable Securities for which the Company has received,





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within 15 days after receipt by the applicable Holder of the Notice, a written request to be included therein. All requests made under this Section 3(b) shall specify the aggregate number of Registrable Securities to be registered.

       (c) A registration shall not constitute a Demand Registration until it has become effective. In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses incurred in connection therewith, whether or not such Demand Registration becomes effective; provided that a Holder participating in such registration shall pay all Registration Expenses if such Demand Registration fails to become effective solely as a result of an act or omission by such Holder.

       (d)    The Company shall only be obligated to effect one Demand
Registration.

       (e) The Holder of a majority of the Registrable Securities shall have the right to decide whether or not the offering of the securities will be an underwritten offering and shall have the right to choose such underwriter or underwriters.

       4.     Piggy-back Registration.

       (a) If, at any time, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any security holders of the Company of any class of debt or equity security of the Company (other than a registration statement on Form S-4 or S-8 or any successor or similar forms thereto), which is anticipated to be or becomes effective on or after May 30, 1997, the Company shall give written notice of such proposed filing (the "Offering Notice") to Drillships and to all holders of Registrable Securities to whom the transfer of Registrable Securities have, from time to time, been registered on the books and records of the Company (Drillships and any such transferee each referred to herein as a "Holder" and collectively as "Holders"), such securities so transferred constituting Registrable Securities immediately following such transfer, at least 30 days before the date of anticipated filing with the Commission. Such Offering Notice shall offer to any Holder, the opportunity, but in no event shall such offer constitute a mandatory obligation, to register such number of Registrable Securities as any such Holder may request in writing. For such request for registration (each a "Piggyback Registration") to be effective it must be received by the Company within 15 days after receipt by such Holder of the Offering Notice.

       (b) In connection with any Piggy-back Registration, the Company shall use best effort to cause the managing underwriter or underwriters of a proposed underwritten offering to permit any Holder of the Registrable Securities who requested to be included in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as any similar securities of the Company or, if such offering is for the account of other security holders, any similar securities of such security holders included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of a proposed underwritten offering advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such offering exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the market for the Common Stock, the Company will include in such registration the number of Registrable Securities that in the opinion of such managing underwriter or underwriters can be sold without adversely affecting the market for the Common Stock. In such event, the Company shall reduce the number of Registrable Securities to be offered for the accounts of any Holder pro rata on the basis of the relative number of any Registrable Securities requested by each Holder to be included in such registration to the extent necessary





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
to reduce the total number of Registrable Securities to be included in such offering to the number recommended by such managing underwriter or underwriters; provided however, that any such reduction in the number of Registrable Securities shall not constitute a Piggy-back Registration. The Company shall pay all Registration Expenses incurred in connection with a Piggy-back Registration.

       (c) The Holders of Registrable Securities shall be entitled to participate in no more than two Piggy-back Registrations.

       5.     Certain Matters Concerning Demand Registrations.

       (a) Notwithstanding anything in the foregoing Sections 3(a) and 4(a), if the Company's Board of Directors reasonably determines that a Demand Registration would substantially interfere with a material transaction being considered by the Company, the Company may delay such Demand Registration for 30 days.

       (b) The Company may, if permitted by law, effect any Demand Registration by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement).

       (c) A Demand Registration shall not be deemed to have been effected unless it becomes effective with the Commission, provided that a registration which does not become effective after the Company filed a registration statement with respect thereto with the Commission solely by reason of any participating Holder failing to proceed shall be deemed to have been effected by the Company in satisfaction of the obligation of the Company to register Registrable Securities pursuant to the Demand Registration, unless the Company shall have been promptly reimbursed for all Registration Expenses by the Person who demanded registration and failed to proceed. If a Demand registration has been initiated, the failure of any Holder to proceed with such registration shall not constitute a revocation of the request for registration nor relieve the Company of its obligation to effect such Demand Registration as to Registrable Securities of any other Holder who has elected to participate in such Demand Registration and who proceeds therewith. Notwithstanding the foregoing, a registration statement will not be deemed to have been effected if after it becomes effective with the Commission, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason other than a misrepresentation or omission by the Holder initiating the demand.


       6.     Registration Procedures; Damages.

       (a) If and whenever any Holder of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 3 or 4, the Company shall use its best efforts to effect the registration of such Registrable Securities under the Securities Act and in accordance with the intended method of disposition thereof as expeditiously as practicable and in connection with any such request will, as expeditiously as possible:

       (i) in connection with a Demand Registration, prepare and file with the Commission, as soon as practicable, but in any event not later than 60 days after receipt of a request to file a registration statement with respect to Registrable Securities, a registration statement on any form for which the Company then qualifies or which counsel for the Company and the Holder's Counsel (as hereinafter defined) shall deem appropriate and which form shall be available for the sale of such Registrable





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Securities in accordance with the intended method of distribution thereof and, if the offering is an underwritten offering, shall be reasonably satisfactory to the managing underwriter or underwriters, and use its best efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or amendments or supplements thereto, the Company shall (a) furnish to the counsel (the "Holder's Counsel") selected by the Holder making the demand, or if no demand is made, the holders, in the aggregate, of a majority of the Registrable Securities covered by such registration statement, copies of all documents proposed to be filed a reasonable period of time prior to the filing thereof, which documents will be subject to the review and comment of such counsel and each seller of Registrable Securities included in such registration statement, and (b) notify each seller of Registrable Securities of any stop order, injunction or other order or requirement issued or threatened by the Commission or other governmental agency or any court injunction and take all reasonable actions required to prevent the entry of such stop order, injunction or other order or requirement or to remove it if entered; provided further, that in no event shall the Company be under any obligation to cause a Demand Registration to become effective prior to May 30, 1997;

       (ii) in connection with a registration pursuant to Section 3 or 4, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days (or such shorter period that will terminate when all Registrable Securities covered by such registration statement have been sold, but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

       (iii) furnish to each seller of Registrable Securities one signed copy of the registration statement and each amendment thereto as filed with the Commission, and such number of copies of such registration statement, amendments and supplements thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them;

       (iv) use all reasonable efforts to register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts and things that may be reasonably necessary or advisable to qualify for sale in such jurisdictions the Registrable Securities owned by such seller; provided, however, that the Company shall not be required
(a) to qualify generally to do business in any jurisdiction where it is not then so qualified, (b) to subject itself to jurisdiction or qualification in any such jurisdiction, (c) to consent to general service of process in any such jurisdiction, (d) to provide any undertaking required by such other securities or "blue sky" laws or (e) make any change in the charter or bylaws that the Board of Directors determines in good faith to be contrary to the best interest of the Company and its stockholders;

       (v) use all reasonable efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;





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       (vi)   notify each seller of such Registrable Securities and the
Holder's Counsel at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading, and prepare and file with the Commission a supplement or amendment to such prospectus after prompt review by the Holder's Counsel so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading;

       (vii) enter into customary agreements in form and substance reasonably satisfactory to the Company (including an underwriting agreement in customary form for companies of similar size and credit rating, if the offering is an underwritten offering) and take in good faith such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including making presentations to brokers, analysts and potential purchasers, in each case as if the Company were the seller of the Registrable Securities;

       (viii) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, the Holder's Counsel and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") and provide reasonable access during normal business hours to officers, directors, employees and agents to ask questions, in each ease as shall be reasonably necessary to enable the Inspectors to exercise their due diligence responsibility, and cause the Company's officers, directors, employees and agents to supply all information reasonably requested and to answer all questions reasonably asked by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (a) the disclosure of such records is, in the reasonable opinion of Holder's Counsel, necessary to avoid or correct a misstatement or omission of a material fact in the registration statement, provided that any such Holder has notified the Company of such condition and has afforded the Company an opportunity to correct any such misstatement or omission, or (b) the release of such records is required (in the written opinion of counsel of such seller or underwriter, which counsel shall be reasonably acceptable to the Company) pursuant to applicable state or federal law. The seller of Registrable Securities agrees that it will deliver such opinion to the Company a reasonable period before releasing such information and, upon learning that disclosure of such records is sought by a court or governmental agency, provide notice to the Company and, in each case, allow the Company, at the Company's expenses, to undertake an appropriate action to prevent disclosure of the records deemed confidential;

       (ix) if such sale is pursuant to an underwritten offering, use all reasonable efforts to obtain a "cold comfort" letter and updates thereof from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders, in the aggregate, of a majority of the Registrable Securities being sold and the managing underwriter or underwriters reasonably request;

       (x) otherwise use all reasonable efforts to comply with all applicable rules and regulations of





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the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

       (xi) use all reasonable efforts to cause all Registrable Securities covered by the registration statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied;

       (xii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement; and

       (xiii) cause counsel to the Company to provide customary legal opinions reasonably requested by the Holders holding, in the aggregate, of a majority of the Registrable Securities being sold.

       The Company may request each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities and other matters as may be reasonably required to be included in the registration statement and each seller of Registrable Securities shall have the opportunity to review and approve the presentation of such material in the registration statement. In addition, any Holder of Registrable Securities will have the right to propose a plan of distribution section of the registration statement/prospectus in the form attached hereto as Exhibit A. The Company shall promptly notify the Holder's Counsel of any request by the Commission for any amendment or supplement of such registration statement or prospectus or for additional information and shall promptly notify each seller of Registrable Securities of any such request by the Commission if such request pertains directly to the material set forth in the preceding sentence. The Company shall promptly notify each seller of Registrable Securities and the Holder's Counsel after the Company shall receive notice of the time when such registration statement became effective or when any amendment or supplement referred to in the preceding sentence is filed.

       Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Paragraph (vi) of this Section 6(a), each such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Person's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph
(vi) of this Section 6(a), and, if so directed by the Company, such Person shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in paragraph (ii) of this Section 6(a)) by the number of days during the period from and including the date of the giving of such notice pursuant to paragraph
(vi) of this Section 6(a) to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (vi) of this Section 6(a).

       (b) The Company may require each Holder, at Company's expense, to furnish the Company with such information and undertakings as it may reasonably request regarding each such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.





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
       7.     Underwritten Offerings.

       (a) If a Demand Registration is an underwritten offering, if requested by the underwriters, the Company will enter into an underwriting agreement with the managing underwriter or underwriters for such offering (which managing underwriter or underwriters shall be an investment banking firm or firms of national reputation), such agreement to be in form and substance reasonably satisfactory to the Company and to Holder's Counsel and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 8. The sellers of Registrable Securities in such offering shall be party to such underwriting agreement and may require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such sellers and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligation of such sellers. No Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Person, its ownership of Registrable Securities and its intended method of distribution and any other representation required by applicable law.

       (b) Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of Registrable Securities or sales of such Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act, during the 14 days prior to and the 90 days after any firm commitment underwritten registration pursuant to Section 3 or 4 has become effective (except as part of such registration) or, if the managing underwriter advises the Company that in its opinion, no such public sale or distribution should be effected for a period of 120 days after such underwritten registration in order to complete the sale and distribution of securities included by such registration and the Company gives written notice to each Holder of such advice. Each such Person shall not effect any public sale or distribution of Registrable Securities or sales of such Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act during such 120-day period after such underwritten registration, except as part of such underwritten registration, whether or not such Person participates in such registration.

       8.     Indemnification.

       (a) The Company will, and hereby does, agree to indemnify and hold harmless, to the full extent permitted by law, Drillships and each Holder, and each other Person, if any, who controls Drillships or such Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which Drillships or any Holder or any such director, partner, member, manager, officer, employee, agent or other controlling Person or Drillships or its controlling Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make such statements therein (in the case of a prospectus, in light of the circumstance under which they





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
were made) not misleading, or (ii) any violation by the Company or any of its officers, directors, employees, representatives or agents of any rule or regulation under applicable securities laws or other laws applicable to the Company, in each case, the Company will reimburse Drillships, any Holder and each such director, partner, member, manager, officer, employee, agent and controlling Person of Drillships or its controlling Persons for any legal and any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospects, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished in writing to the Company by Drillships or any such Holder.

       (b) Drillships and each Holder will, and hereby does, agree to provide the Company with an undertaking to indemnify and hold harmless, severally and not jointly, to the full extent permitted by law, the Company, its directors, officers and each other Person, if any, who controls the Company (within the meaning of the Securities Act), against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact or any omission or alleged omission of a material fact required to be stated in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained herein or any document incorporated therein by reference, or any amendment or supplement hereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, only to the extent, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company solely by Drillships or any such Holder.

       (c) Promptly after receipt by an indemnified party of notice of any threatened action or proceeding or the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the threat or commencement of such action or proceeding, provided that the failure of any indemnified party to give notice as provided herein shalt not relieve the indemnifying party of its obligations under the preceding subsections of this
Section 8, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying patty shall not be liable to such indemnified company for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified company which does not include as an unconditional term thereof the giving by the claimant or plaintiff to





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
such indemnified party of a release from all liability in respect of such claim or litigation.

       (d) Indemnification similar to that specified in the preceding subsections of this Section 8 (with appropriate modifications) shall be given by the Company and the sellers of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

       (e) If the indemnification provided for in this Section 8 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, to the extent such indemnification is unavailable, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative extent of knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

       The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any Person.

       If indemnification is available under this Section 8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 8(a) and 8(b) without regard to the relative fault of said indemnifying parties or indemnified party or any other equitable consideration provided for in this Section 8.

       (f) The indemnification or contribution required by this Section 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

       9. Covenants Relating to Rule 144. The Company covenants that it shall use its best efforts to file the reports required to be filed by it under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder for so long as the Company becomes obligated to file such reports (or, if the Company ceases to be required to file such reports, it shall, upon the request of any Holder, make publicly available other information so that Rule 144 shall be available to any Holder), and it shall, if feasible, take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or
(b) any similar rules or





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
regulations hereafter adopted by the Commission. Upon the request of any Holder, the Company shall deliver to such Person a written statement as to whether it has complied with such requirement.

       10.    Miscellaneous.

       (a) Specific Performance. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

       (b) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing md shall be deemed to have been duly given when delivered by hand, if delivered personally by courier, or by telecopy or ten (10) days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: if to the Company, to it at 1900 West Loop South, Suite 1800, Houston, Texas 77027,
Attention: Steven A. Webster and if to Drillships, to it at c/o Wexford Management LLC, 411 West Putnam Avenue, Greenwich, CT 06830, Attention: Spyros Skouras and if to a Holder, to its address as indicated on the Company's register or stock ledger or other books or records, or to such other address as any such Holder may have furnished to the Company in writing in accordance herewith, except the notices of change of address shall be effective only upon receipt.

       (c) Governing Law and Arbitration. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. Any dispute arising out of or in relation to this Agreement or the activities conducted hereunder (whether tort or otherwise) shall be finally and exclusively resolved by arbitration in New York, New York, in accordance with the Rules of Arbitration of the American Arbitration Association by three arbitrators. The arbitration shall be conducted in the English language, and each arbitrator shall have English as his or her first (mother-tongue) language. Disputes involving sums less than US$25,000 shall be resolved on the basis of document submission alone by one arbitrator. All decisions of the arbitrator(s) shall be in writing, and the arbitrator(s) shall provide written reasons for their decisions. The arbitration shall be final and binding on the parties. The prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees and costs.

       (d) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, and do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

       (e) Entire Agreement; Amendments. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof and contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company, Drillships and any Holder. Drillships and any other Holder shall be bound by an amendment or waiver authorized by this Section 10(e), whether or not any Registrable Securities held by such Person shall, have been marked to indicate such consent.

       (f) Assignability of Registration Rights. The rights and benefits accruing to, and the obligations of, any Holder hereunder shall be freely assignable in connection with and shall attach to any transfer of Registrable Securities to any Person provided that any of such rights, benefits and obligations shall be effective only to the extent set forth herein and that, except as set forth in Section 4, no individual holder of a Registrable Security shall have any rights, benefits or obligations hereunder unless such individual holder constitutes a Holder; and provided further that any Holder effecting a transfer of the rights set forth in this Agreement, or who has knowledge that any such transfer would cause any other Person or group of Persons to have the rights of a Holder, shall provide the Company with notice of such transfer and the identity of such Person or Persons.

       (h) Counterparts. This Agreement may be entered into in any number of counterparts, and by the parties to it on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

       (i) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights of Drillships or any other Holder shall be enforceable to the fullest extent permitted by law.

       (j) Written Consent. The Company, Drillships and each Holder agree that whenever in this Agreement the written consent of any party is required, such written consent shall not be unreasonably withheld or delayed.


              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                      FALCON DRILLING COMPANY, INC.




                                      By      /s/ LEIGHTON E. MOSS
                                        ----------------------------------------
                                          Name:   Leighton E. Moss
                                          Title:  V.P.


                                      KS DEEPSEA DRILLSHIPS



                                      By      /s/ SPYROS SKOURAS
                                        ----------------------------------------
                                          Name:   Spyros Skouras
                                          Title:





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
                                                                       EXHIBIT A


                              PLAN OF DISTRIBUTION


       The Common Stock may be sold from time to time by the Selling Stockholders, or by pledgees, donees, transferees or other successors in interest. Such sales may be made on one or more exchanges or in the over-the-counter market, or otherwise at prices and at terms then prevailing or at prices related to the then current market price, or in negotiated transactions. The shares may be sold by one or more of the following: (a) a block trade in which the broker or dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction; (b) purchases by a broker or dealer as principal and resale by such broker or dealer for its account pursuant to this Prospectus; (c) an exchange distribution in accordance with the rules of such exchange; and (d) ordinary brokerage transactions and transactions in which the broker solicits purchasers. In addition, any securities covered by this Prospectus which qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this Prospectus. From time to time the Selling Stockholders may engage in short sales, short sales versus the box, puts and calls and other transactions in securities of the issuer or derivatives thereof, and may sell and deliver the shares in connection therewith.

       In effecting sales, brokers or dealers engaged by the Selling Stockholders may arrange for other brokers or dealers to participate. Brokers or dealers will receive commissions or discounts from Selling Stockholders in amounts to be negotiated immediately prior to the sale. The Selling Stockholders and agents who execute orders on their behalf may be deemed to be underwriters as that term is defined in Section 2(11) of the Act and a portion of any proceeds of sales and discounts, commissions or other compensation may be deemed to be underwriting compensation for purposes of the Act.





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